Liabilities due to customers	6 Months Ended
Jun. 30, 2026
Liabilities due to customers
Liabilities due to customers

13.Liabilities due to customers

	As of	As of
	December 31,	June 30,
	2025	2026
	(audited)	(unaudited)
Structured products	44,797	34,683
Fund investments	16,133	14,667
Accrued interest	421	274
	61,351	49,624

Liabilities due to customers mainly related to proceeds received from customers who purchased cryptocurrency-denominated products, which represent fixed/variable interest cryptocurrency deposited on the “Amber Premium SG” platform operated by the Group.

These deposits are not protected by any insurance and are unsecured. The cryptocurrency-denominated products are structured products, which consist of (i) structured products without option element, and (ii) structured products with option element.

In addition to the cryptocurrency-denominated products described above, liabilities due to customers also include funds deposited by customers for which the Group acts as a nominee in making fund investments on behalf of its customers. Although the Group acts in a nominee capacity, management has determined that the Group controls the related fund investments as they are held in the name of the Group. These investments are presented as “Fund Investments” in Note 9 and are measured at fair value through profit or loss. The investment term does not exceed one year. Correspondingly, these customer liabilities have been designated at fair value through profit or loss, with changes in fair value recognized in profit or loss to eliminate an accounting mismatch that would otherwise arise from measuring the related fund investments at fair value.